CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                                   EXHIBIT 10.28

                                 FIRST AMENDMENT

                                       TO

                    AGREEMENT BETWEEN GEN-PROBE INCORPORATED
                              AND KMC SYSTEMS, INC.

      This Amendment is made as of September __, 2001 and amends the Development, License and Supply Agreement for the TIGRIS instrument made between Gen-Probe Incorporated and KMC Systems, Inc., effective as of October 16, 2000 (the "Agreement").

      The parties hereby agree to amend the Agreement as follows:

      1. Definitions. Capitalized terms not defined in this Amendment shall have the meanings set forth in the Agreement.

      2. Purpose. The purpose of this Amendment is to recognize and give effect to changes in circumstances due to the passage of time since the parties originally began negotiation of the Agreement. The parties signed an interim agreement as of October 20, 2000 and thereafter began negotiation of a definitive written agreement. Due to circumstances beyond the control of the parties, the negotiation of the definitive written agreement extended significantly longer than originally anticipated. The purpose of this Amendment is to update the Agreement so that the Project Plan is current in light of developments since October 20, 2000.

      3. Revised Dates. The parties agree that the Project Plan attached hereto as Exhibit A-1 shall be substituted in place of Exhibit 1 to the Agreement. All dates set forth in the Agreement prior to the commencement of Production Build shall be deemed to be modified consistent with the dates set forth in Exhibit A-1. The revised Project Plan set forth at Exhibit A-1 is made retroactively effective to October 16, 2000. The parties shall immediately agree upon the schedule for the Production Build of the first 20 Production Instruments, consistent with the dates set forth in Exhibit A-1 for the Pilot Build.

      4. Effect of Amendment. Except as expressly amended by this First Amendment, the Agreement shall remain in full force and effect.

KMC SYSTEMS, INC.                           GEN-PROBE INCORPORATED


By:    /s/ Patrick W. McNallen               By:    /s/ Henry L. Nordhoff
     _____________________________               _________________________
       Patrick W. McNallen                          Henry L. Nordhoff
       President                                    President and
                                                    Chief Executive Officer

                                   EXHIBIT A-1

                              REVISED PROJECT PLAN

 [14 Pages of Project Plan Deleted Pursuant to Confidential Treatment Request]